UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. )

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USG CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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On August 9, 2018, USG Corporation (the “Company”) emailed the communication below to employees of the Company and posted the communication to the Company's USG Connections employee intranet page. The communication relates to the proposed transaction with Gebr. Knauf KG.

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Update on Knauf Transaction: Special Stockholder Meeting
Email from Corporate Communications - August 9, 2018

Today we announced there will be a special stockholder meeting on Sept. 26, 2018, related to the Knauf transaction. At the special meeting, our stockholders will vote on, among other things, adoption of the merger agreement with Knauf. USG’s board of directors unanimously recommends our stockholders vote “FOR” adoption of the merger agreement and approve all related matters because the transaction is in the best interest of USG and all of our stockholders. Stockholders of record as of the close of business on August 21, 2018 (the “record date”) will be entitled to vote at the special meeting.

Holders of at least 80% of our stock must vote to adopt the merger agreement with Knauf in order for the transaction to be completed. Knauf and Berkshire Hathaway, which collectively hold over 40% of USG’s stock, have agreed to vote to adopt the merger agreement.

If the merger agreement is adopted at the special meeting, a special cash dividend of $0.50 per share will be payable by USG to holders of our common stock as of Aug. 21, 2018 (subject to due bill trading as described in our publicly-filed documents) following certification of the results of the special meeting. If the additional closing conditions are satisfied, stockholders will receive an additional $43.50 per share when the transaction is completed, as stated in the merger agreement and further described in our publicly-filed documents.

The special meeting is a significant step in the process of completing the merger. The transaction is subject to other customary closing conditions, including receipt of certain regulatory approvals. We expect the transaction to close in early 2019.

For further details regarding the special meeting, merger, closing consideration, conditional special dividend and related due bill trading, and related matters, please refer to the press release filed today as well as our preliminary proxy statement and other filings with the Securities and Exchange Commission (the “SEC”).

Cautionary Note Regarding Forward-Looking Statements
These materials contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 related to management’s expectations about future conditions, including but not limited to, statements regarding the proposed transaction with Knauf, including expected timing, completion and effects of the proposed transaction. In some cases, forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “expect,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “may,” “will be,” “will continue,” “will likely result” and similar expressions. Actual business, market or other conditions may differ materially from management’s expectations and, accordingly, may affect our sales and profitability, liquidity and future value. Any forward-looking statements represent our views only as of today and should not be relied upon as representing our views as of any subsequent date, and we undertake no obligation to update any forward-looking statement. Among the risks, contingencies and uncertainties that could cause actual results to differ from those described in the forward-looking statements or could result in the failure of the proposed transaction to be completed are the following: the failure to obtain stockholder approval of the adoption of the merger agreement; the failure to obtain necessary regulatory or other governmental approvals for the proposed transaction, or if obtained, the possibility of being subjected to conditions that could result in a material delay in, or the abandonment of, the proposed transaction or otherwise have an adverse effect on the Company; continued availability of financing or alternatives for the financing provided in the debt commitment letter; the failure to satisfy required closing conditions; the potential impact on the UBBP joint venture in the event the proposed transaction is not completed, including the risk that, in connection with the execution of the merger agreement, Boral Limited has the right to exercise its option to acquire the Company’s ownership of the UBBP joint venture; the risk that the proposed transaction may not be completed in the expected timeframe, or at all; the effect of restrictions placed on the Company and its subsidiaries’ ability to operate their businesses under the merger agreement, including the Company’s ability to pursue alternatives to the proposed transaction; the risk of disruption resulting from the proposed transaction, including the diversion of the Company’s resources and management’s attention from ongoing business operations; the effect of the announcement of the proposed transaction on the Company’s ability to retain and hire key employees; the effect of the announcement of the proposed transaction on the Company’s business relationships, results of operations, financial condition, the market price of the Company’s common stock and businesses generally; the risk of negative reactions from investors, employees, suppliers and customers; the outcome of any legal proceedings that may be instituted against the Company related to the proposed transaction; the amount of the costs, fees, expenses and charges related to the proposed transaction; and the occurrence of any event giving rise to the right of a party to terminate the merger agreement. Information describing other risks and uncertainties affecting the Company that could cause actual results to differ materially from those in forward-looking statements may be found in our filings with the SEC, including, but not limited to, the “Risk Factors” in our most recent Annual Report on Form 10-K and our most recent Quarterly Report on Form 10-Q.

Additional Information and Where to Find It
This communication relates to the proposed transaction involving the Company and Knauf. In connection with the proposed transaction, the Company intends to file with the SEC and mail or otherwise provide to its stockholders a proxy statement on Schedule 14A (the “Proxy Statement”). This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transaction. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s web site, http://www.sec.gov, and the Company’s website, www.usg.com, and Company stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from the Company. In addition, the documents (when available) may be obtained free of charge by a request in writing to the Company at 550 West Adams Street, Chicago, Illinois 60661-3676, attention: Corporate Secretary.

Participants in Solicitation
The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Company common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2018 annual meeting of stockholders, which was filed with the SEC on March 29, 2018, the Company’s proxy supplement, which was filed with the SEC on April 20, 2018, and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 14, 2018. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.